                                                                                                                              Securities Act File No. __________

As filed with the Securities and Exchange Commission on July 28, 2003

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   X
Pre-Effective Amendment No. ___
Post-Effective Amendment No. ___

SECURITY EQUITY FUND
(Exact Name of Registrant as Specified in Charter)
One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Principal Executive Offices) (Zip Code)

(785) 438-3000
(Registrant's Area Code and Telephone Number)

Christopher D. Swickard
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 27, 2003 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of common stock previously registered on Form N-1A (File No. 2-19458).

Security Equity Fund
One Security Benefit Place
Topeka, KS 66636-0001
(800) 888-2461

                                                                                                                                    September 1, 2003

Dear Shareholder:

Your Board of Directors has called a special meeting of shareholders of the Security International Fund ("International Fund"), a series of the Security Equity Fund, to be held at 9:30 a.m., local time, on September 30, 2003, at the offices of the Fund, Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001.

The Board of Directors of Security Equity Fund has approved a reorganization of the International Fund into the Security Global Fund ("Global Fund"), also a series of the Security Equity Fund (the "Reorganization"). Security Management Company, LLC serves as investment manager to both the International Fund and the Global Fund. The International Fund has investment objectives and policies that are similar in many respects to those of the Global Fund. The Reorganization is expected to result in operating expenses that are lower for International Fund shareholders.

You are asked to vote to approve a Plan of Reorganization. The accompanying document describes the proposed Reorganization and compares the policies and expenses of the Funds for your evaluation.

After careful consideration, the Board of Directors of Security Equity Fund unanimously approved this proposal with respect to the International Fund and recommended that shareholders of the International Fund vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than ____________, 2003.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James R. Schmank
President

Security Equity Fund
One Security Benefit Place
Topeka, KS 66636-0001
(800) 888-2461

Notice of Special Meeting of Shareholders of
Security International Fund
to be held on September 30, 2003

To the Shareholders:

The Board of Directors of Security Equity Fund has called a special meeting of shareholders of the Security International Fund ("International Fund"), a series of Security Equity Fund, to be held on September 30, 2003 at 9:30 a.m., local time, at the Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001.

The Board of Directors has called the special meeting for the following purposes:

1.     To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the International Fund by the Security Global Fund ("Global Fund"), a series of the Security Equity Fund, solely in exchange for shares of the Global Fund, followed by the complete liquidation of the International Fund; and

2.     To transact such other business as may properly come before the special meeting or any adjournments thereof.

Shareholders of record at the close of business on August 4, 2003 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, please complete, sign and return promptly the enclosed proxy card or vote by telephone or Internet so that a quorum will be present and a maximum number of shares may be voted. If you are present at your meeting, you may change your vote, if desired, at that time.

By Order of the Board of Directors

Amy J. Lee
Secretary

September 1, 2003

TABLE OF CONTENTS

INTRODUCTION

SUMMARY

     The Proposed Reorganization

     Comparison of Investment Objectives, Strategies and Management

     Comparison of Principal Risks Involved in Investing in the Funds

INVESTMENT STRATEGIES AND RISKS

     Principal Investment Strategies

     Comparison of Portfolio Characteristics

     Relative Performance

     Comparison of Securities and Investment Techniques

COMPARISONS OF FEES AND EXPENSES

     Operating Expenses

     Example

ADDITIONAL INFORMATION ABOUT GLOBAL FUND

     Investment Manager and Sub-Adviser

     Investment Personnel

     Performance of Global Fund

     Management Discussion of Global Fund's Performance
INFORMATION ABOUT THE REORGANIZATION

     The Reorganization Plan

     Reasons for the Reorganization

     Board Considerations

     Tax Considerations

     Expenses of the Reorganization

ADDITIONAL INFORMATION ABOUT THE FUNDS

     Form of Organization

     Distributor

     Dividends and Other Distributions

     Capitalization

     Additional Risk Disclosure

GENERAL INFORMATION

     Solicitation of Proxies

     Voting Rights

     Other Matters to Come Before the Meeting

     Shareholder Proposals

     Information about the Funds

     Reports to Shareholders

MORE INFORMATION REGARDING GLOBAL FUND

APPENDIX A

APPENDIX B

PROXY STATEMENT/PROSPECTUS

Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001
(800) 888-2461

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of the Security International Fund (the "International Fund"), a series of Security Equity Fund, to the Security Global Fund (the "Global Fund"), also a series of Security Equity Fund, solely in exchange for shares of Global Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Global Fund in exchange for shares of the Global Fund, the International Fund will distribute to you your portion of the shares of the Global Fund it receives in the Reorganization. You will receive Class A, B or C shares of the Global Fund, as applicable, having an aggregate value equal to the aggregate value of the class of shares of the International Fund held by you immediately prior to the Reorganization. Following the Reorganization, the International Fund will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on September 30, 2003, at which International Fund shareholders will vote on the Plan of Reorganization through which these transactions will be accomplished. Because you, as a shareholder of the International Fund, are being asked to approve a transaction that will result in your holding shares of the Global Fund, this document also serves as a prospectus for the Global Fund, whose investment objective is long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Global Fund that you should know before investing. A Statement of Additional Information ("SAI") dated September 1, 2003 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Security Equity Fund Prospectus and Statement of Additional Information dated February 1, 2003, as supplemented July 7, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (800) 888-2461. The Security Equity Fund annual report relating to the Funds, dated September 30, 2002, is included herewith and, along with the Fund's Semi-Annual Report dated March 31, 2003, are incorporated herein by reference.  Shareholder reports are available without charge by calling (800) 888-2461.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

The SEC has not approved or disapproved these securities, or determined that this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Date: September 1, 2003

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Security Equity Fund Prospectus and the Plan of Reorganization (the "Reorganization Plan"), which is attached hereto as Appendix A.

The Proposed Reorganization - On May 2, 2003, the Board of Directors of Security Equity Fund approved the Reorganization Plan with respect to each of the Funds. Subject to approval of International Fund shareholders, the Reorganization Plan provides for:

  the transfer of all of the assets of International Fund to Global Fund, in exchange for shares of Global Fund;

  the assumption by Global Fund of all of the liabilities of International Fund;

  the distribution of shares of Global Fund to the shareholders of International Fund; and

  the complete liquidation of International Fund.

The Reorganization is expected to be effective immediately after the close of business on October 3, 2003, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of International Fund will become a shareholder of the Global Fund. Each shareholder will hold, immediately after the Closing, shares of Global Fund having an aggregate value equal to the aggregate value of the same class of shares of International Fund held by that shareholder as of the close of business on the day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two similar mutual funds within the same group of funds, as well as to assist in achieving economies of scale. Shareholders in International Fund are expected to benefit from the larger asset base and lowered operating expenses that will result from the Reorganization.

Approval of the Reorganization Plan with respect to International Fund requires the affirmative vote of a majority of the outstanding voting securities of the International Fund. In the event that the shareholders of International Fund do not approve the Reorganization, the International Fund will continue to operate as a separate entity, and the Security Equity Fund Board of Directors will determine what further action, if any, to take.

After careful consideration, the Board of Directors of Security Equity Fund unanimously approved the proposed Reorganization. The Board recommends that you vote "FOR" the proposed Reorganization.

In considering whether to approve the Reorganization, you should note that:

  As described below, International Fund has investment objectives and policies that are similar in many respects to the investment objectives and policies of Global Fund.

  The Funds have the same investment manager, Security Management Company, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636-0001.

  The proposed Reorganization offers actual reductions in total operating expenses for shareholders of the International Fund.

  The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see "Comparison of Fees and Expenses" and "More Information Regarding Global Fund."

  The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of either Fund will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

Comparison of Investment Objectives, Strategies and Management - The investment objectives and principal investment strategies of the Funds are similar. The Funds' principal investment strategies are described in more detail below. There can be no assurance that either Fund will achieve its stated objective.

	International Fund	Global Fund
Investment Objective	Long-term capital appreciation	Long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.
Principal Investment Strategies	International Fund invests, under normal market conditions, at least 65% of its assets in equity securities of companies located in at least three different countries, other than the United States.

Global Fund invests, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets invested in companies located in at least three different countries, one of which may be the United States.

Investment Manager	Security Management Company, LLC	Security Management Company, LLC
Sub-Adviser	Templeton Investment Counsel, LLC	OppenheimerFunds, Inc.
Portfolio Managers	Antonio T. Docal	William L. Wilby

Comparison of Principal Risks Involved in Investing in the Funds - Because the Funds have similar investment objectives and policies, the principal risks of an investment in the Funds are similar, although there are certain differences. Similarities include, among others:

  Each Fund invests in foreign securities. This type of investment involves risks in addition to those associated with investing in U.S. companies, such as currency exchange rate fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability.

  Each Fund may invest in emerging markets securities. The risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

  Each Fund may invest in options and futures, which may be used to hedge the Funds' portfolio, to gain exposure to a market without buying individual securities or to seek increased returns. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

  Each Fund may invest in other investment companies or unregistered investment vehicles. To the extent the Fund invests in other investment companies or vehicles, it will incur its pro rata share of the underlying funds' expenses. In addition, the Funds may be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

  Each Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, subject to each Fund's limitation on illiquid securities. Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales can be less than those originally paid by a Fund.

Differences include, among others:

  International Fund typically invests more of its assets in smaller companies (generally, companies with market capitalization of less than $1 billion). Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

  International Fund typically invests in value stocks. Investments in value stocks are subject to the risk that intrinsic values may never be realized by the market, or that their prices may go down. While International Fund's investments in value stocks may limit downside risk over time, International Fund may, as a trade-off, produce more modest gains than riskier stock funds.

  Global Fund may invest in growth stocks. While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

  International Fund may overweight investments in certain sectors or industries of the stock market, thereby increasing the risk International Fund will suffer a loss because of general declines in the prices of stocks in those specific sectors or industries.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies - The investment strategies, restrictions and risks of the Funds are substantially similar, although there are certain differences. There can be no assurance that any Fund will achieve its stated objective.

International Fund

  International Fund pursues its objective by investing, under normal market conditions, at least 65% of its assets in equity securities of companies located in at least three different countries, other than the United States.

  International Fund normally invests primarily in equity securities of companies located outside the United States, including emerging market countries. The equity securities in which International Fund may invest include common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

  International Fund may invest a portion of its assets in smaller companies. International Fund may also invest in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give a holder the right to receive securities issued by a foreign or domestic company. International Fund, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

  International Fund may invest in futures contracts, options, options on futures contracts and other derivative strategies.

  International Fund typically sells a security when the reasons for buying it no longer apply, or when the issuer begins to show deteriorating fundamentals or poor relative performance.

  When choosing equity investments for International Fund, the Fund's sub-adviser, Templeton Investment Counsel, LLC ("Templeton Investment"), employs a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton Investment's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton Investment also considers a company's price/ earnings ratio, profit margins and liquidation value. In choosing investments, Templeton Investment will typically visit the issuers of a prospective investment to assess critical factors such as management strength and local conditions. In selecting securities for International Fund, Templeton Investment attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

  Under adverse or unstable market conditions, International Fund can invest some or all of its assets in cash or money market securities. Although International Fund would do this only in seeking to avoid losses, International Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Global Fund

  Global Fund pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its assets in equity securities of companies located in at least three countries, one of which may be the United States.

  Global Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While Global Fund may invest in the United States, there is no limit on its foreign investments. Global Fund may invest in emerging market countries. Investments in debt securities may be made when market conditions are uncertain.

  Global Fund may also invest a portion of its assets in options, futures contracts, and foreign currencies, which may be used to hedge the Fund's portfolio, to seek increased returns or to maintain exposure to the equity markets. Global Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. This active trading may increase the costs Global Fund incurs and entail negative tax consequences by generating short-term capital gains.

  Global Fund's sub-adviser, OppenheimerFunds, Inc. ("OppenheimerFunds"), uses a disciplined thematic approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas it believes offer some of the best opportunities for long-term growth. These trends include: (1) the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics. The Sub-Adviser currently looks for the following: (i) stocks of small, medium and large growth-oriented companies worldwide; (ii) companies that stand to benefit from one or more global growth trends; (iii) businesses with strong competitive positions and high demand for their products or services; (iv) cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

  To lower the risks of foreign investing, such as currency exchange rate fluctuations, OppenheimerFunds generally diversifies Global Fund's investments broadly across countries and industries.

  Under adverse or unstable market conditions, Global Fund can invest some or all of its assets in cash or money market securities. Although Global Fund would do this only in seeking to avoid losses, Global Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

  If the Reorganization is approved and is effected, in the ordinary course of business as a mutual fund, certain holdings of the International Fund that would be transferred to the Global Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Global Fund.

Comparison of Portfolio Characteristics - The following tables compare certain characteristics of the portfolios of the Funds as of March 31, 2003:

	Global Fund	International Fund
Net Assets (thousands)	$51,271	$6,631
Number of Holdings	112	98
Portfolio Turnover Rate (12 months ended 12/31/02)	50%	210%
As a percentage of net assets:
Common Stock	41.5%	---%
Foreign Stock	57.2%	91.1%
Cash & Equivalents (less liabilities)	-1.0%	8.9%
Preferred Stock	2.3%	---%

Top 10 Holdings (as a % of net assets)

Global Fund		International Fund
Qualcomm, Inc.	2.9%	Nestle S.A.	2.5%
Cadence Design Systems, Inc.	2.8%	Unilever N.V.	2.2%
KDDI Corporation	2.7%	Telefonica S.A.	2.1%
Vodafone Group plc	2.4%	ENI SpA	1.9%
Sanofi-Synthelabo S.A.	2.4%	Repsol YPF S.A.	1.8%
Reckitt-Benckiser plc	2.3%	Telefonos de Mexico S.A.	1.7%
Bank One Corporation	2.1%	Samsung Electronics	1.6%
Microsoft Corporation	1.8%	E. on AG	1.6%
Wolters Kluwer N.V.	1.7%	Shell Transport & Trading	1.5%
Johnson & Johnson	1.6%	HSBC Holdings	1.5%

Relative Performance - The following table shows the average annual total return for Class A shares of each Fund and its comparative index. Average annual total return is shown for each calendar year since 1994 in the case of Global Fund (which commenced operation in 1993) and since 2000 in the case of International Fund (which commenced operation in 1999). The Indexes have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

Calendar Year/ Period Ended	International Fund	MSCI EAFE Index[1]	Global Fund	MSCI World Index[2]
12/31/93	N/A	N/A	N/A	N/A
12/31/94	N/A	N/A	1.3%	5.1%
12/31/95	N/A	N/A	10.4%	20.7%
12/31/96	N/A	N/A	17.1%	13.5%
12/31/97	N/A	N/A	6.9%	15.8%
12/31/98	N/A	N/A	19.2%	24.3%
12/31/99	N/A	N/A	54.8%	24.9%
12/31/00	-21.0%	-14.2%	3.1%	-13.2%
12/31/01	-24.3%	-21.4%	-13.2%	-16.8%
12/31/02	-22.5%	-15.9%	-24.2%	-19.9%

1  The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks on 16 exchanges across Europe, "Australasia," and the Far East.
2  The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Comparison of Securities and Investment Techniques - The following is a summary of the principal types of securities in which the Funds may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the primary risks of investing in the Funds. However, the fact that a particular risk is not identified does not mean that a Fund is prohibited from investing its assets in securities that give rise to that risk. For further information regarding risks of investing in the Funds, see the section herein entitled, "Additional Risk Disclosures."

Foreign Securities - Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.

Emerging Markets - The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies - International Fund may invest in smaller companies. Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Value Stocks - Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Growth Stocks - While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Active Trading - Active trading will increase the costs a Fund incurs and as a result, may lower a Funds' performance. It may also increase the amount of tax an investor pays on the Fund's returns.

Restricted Securities - Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Futures and Options - The Funds may utilize futures contracts and options on futures contracts, and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Fund' custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

COMPARISONS OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. It is expected that combining the Funds would allow shareholders of International Fund to realize economies of scale and lower expenses. While the Reorganization will not affect the management fee payable with respect to Global Fund (as a percentage of the Fund's average daily net assets), the Investment Manager may be deemed to have a material interest in the proposed Reorganization because combination of the Funds will relieve the Investment Manager of its obligation to pay sub-advisory fees to Templeton Investment under the sub-advisory agreement applicable to International Fund, which at current asset levels are higher, and constitute a larger percentage of the Investment Manager's management fee, than the sub-advisory fee payable to OppenheimerFunds under the sub-advisory agreement applicable to Global Fund. In addition, the Investment Manager will be relieved of its contractual obligation to limit the total operating expenses of International Fund to 2.25% of average daily net assets, which required the Investment Manager to waive fees and/or reimburse expenses in the amount of $123,135 during International Fund's last fiscal year. For further information on the fees and expenses of Global Fund, see "More Information Regarding Global Fund."

Operating Expenses - It is expected that combining the Funds will lower expenses currently borne by investors in the International Fund. For more information, see estimated pro forma expenses in the table, "Annual Fund Operating Expenses."

The current expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended September 30, 2002. Pro forma fees and expenses show estimated fees and expenses of Global Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.
Annual Fund Operating Expenses
	Class A	Class B	Class C
Global Fund
Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.53%	0.53%	0.53%
Total annual fund operating expenses[2]	1.78%	2.53%	2.53%
International Fund
Management fee	1.10%	1.10%	1.10%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	2.88%	2.89%	2.90%
Total annual fund operating expenses	4.23%	4.99%	5.00%
Total waivers and reductions	1.73%	1.74%	1.75%
Total annual fund operating expenses with waivers and reductions[3]	2.50%	3.25%	3.25%
Pro Forma Global Fund including International Fund
Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.53%	0.53%	0.53%
Total annual fund operating expenses[2]	1.78%	2.53%	2.53%

1   The Funds have adopted a Brokerage Enhancement Plan under Rule 12b-1, but have not yet implemented the Plan. If the Brokerage Enhancement Plan is implemented, it is not expected that any amounts received by the Fund's distributor would exceed 0.05% of any Fund's average net assets. This additional amount is not reflected in the "Distribution (12b-1) fees" set forth in the table.
2   The expense information has been restated to reflect the Fund's current fees. Effective May 1, 2002, the Global Fund has in place a new investment advisory fee and a new Class A distribution fee.
3   The Investment Manager has contractually agreed with respect to the International Fund to limit the total annual expenses of the Fund to 2.25% of its average daily net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions, and 12b-1 fees.

Example - This example is intended to help you compare the cost of investing in the Funds and in the combined Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

Class A	1 Year	3 Years	5 Years	10 Years
Global Fund	$745	$1,103	$1,484	$2,549
International Fund	975	1,785	2,607	4,719
Pro Forma - Global Fund including International Fund	745	1,103	1,484	2,549
Class B
Global Fund	$756	$1,088	$1,545	$2,682
International Fund	999	1,797	2,696	4,839
Pro Forma - Global Fund including International Fund	756	1,088	1,545	2,682
Class C
Global Fund	$356	$788	$1,345	$2,866
International Fund	600	1,500	2,500	5,000
Pro Forma - Global Fund including International Fund	356	788	1,345	2,866

You would pay the following expenses if you did not redeem your shares.

Class A	1 Year	3 Years	5 Years	10 Years
Global Fund	$745	$1,103	$1,484	$2,549
International Fund	975	1,785	2,607	4,719
Pro Forma - Global Fund including International Fund	745	1,103	1,484	2,549
Class B
Global Fund	$256	$788	$1,345	$2,682
International Fund	499	1,497	2,496	4,839
Pro Forma - Global Fund including International Fund	256	788	1,345	2,682
Class C
Global Fund	$256	$788	$1,345	$2,866
International Fund	500	1,500	2,500	5,000
Pro Forma - Global Fund including International Fund	256	788	1,345	2,866

General Information

Class A, Class B and Class C shares of Global Fund issued to a shareholder in connection with the Reorganization will not be subject to any additional front-end sales charges, but will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of International Fund held by that shareholder immediately prior to the Reorganization. In addition, the period that the shareholder held shares of International Fund would be included in the holding period of Global Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Global Fund issued to a shareholder in connection with the Reorganization, will convert to Class A shares eight years after the date that the corresponding Class B shares of International Fund were purchased by the shareholder. Purchases of shares of Global Fund after the Reorganization will be subject to the sales load structure described in the table below for Global Fund. This is the same sales load structure that is currently in effect for International Fund.

Transaction Fees on New Investments (fees are paid directly from your investment):
	Class A Shares	Class B Shares[1]	Class C Shares
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[2]	5%[3]	1%[4]

1   Class B shares convert tax-free to Class A shares automatically after eight years.
2   Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
3   5% during the first year, decreasing to 0% in the sixth and following years.
4   A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

ADDITIONAL INFORMATION ABOUT GLOBAL FUND

Investment Manager and Sub-Adviser - The Investment Manager has overall responsibility for the management of Global Fund. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds to provide investment advisory services to Global Fund. Pursuant to this agreement, OppenheimerFunds furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of Security Equity Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays OppenheimerFunds an annual fee equal to a percentage of the average daily closing value of the combined net assets of Global Fund and another fund in the Security Funds complex, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.

Investment Personnel - The following individual has responsibility for the day-to-day management of Global Fund:

William L. Wilby, Senior Vice President and Director of International Equities of OppenheimerFunds, has been the manager of Security Global Fund (Global Fund) since November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds a M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst charterholder.

Performance of Global Fund - The bar chart and table shown below provide an indication of the risks of investing in Global Fund by showing (on a calendar year basis) changes in Global Fund's annual total return from year to year and by showing (on a calendar year basis) how Global Fund's average annual returns for one year, five years and ten years (or since inception if shorter) compare to those of a broad-based securities market index-the MSCI World Index. Note that an index has an inherent performance advantage over the Global Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The information in the bar chart is based on the performance of the Class A shares of Global Fund, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

Highest and Lowest Returns (Quarterly 1994-2002)
Highest Quarter

60.0%
45.0%
30.0%
15.0%
0.0%
-15.0%
-30.0%
-45.0%
1.3%
10.4%
17.1%
6.9%
19.2%
54.8%
3.1%
-13.2%
-24.2%
1994
1995
1996
1997
1998
1999
2000
2001
2002

Q3 ended September 30, 1999	37.45%
Lowest Quarter
Q3 ended September 30, 2002	-18.96%

		The performance of Global Fund, Class A shares, without deduction of the front-end sales charge, for the period January 1, 2003 to June 30, 2003, was 10.65%.

The Global Fund performance reflected in the table below assumes the deductions of the maximum sales charge in all cases. (Average annual total returns for Global Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.)
Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	Since Inception[2]
Class A
Return Before Taxes	-28.53%	3.36%	5.94%
Return After Taxes on Distributions[1]	-28.53%	1.34%	3.82%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-17.37%	2.51%	4.25%
Class B	-27.90%	3.67%	5.92%
Class C	-25.51%	N/A	-0.14%[3]
MSCI World Index (reflects no deduction for fees, expenses or taxes)[4]	-19.89%	-2.11%	4.64%[5]

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.
2   For the period beginning October 1, 1993 (date of inception) to December 31, 2002.
3   For the period beginning January 29, 1999 (date of inception) to December 31, 2002.
4   The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
5   Index performance information is only available to the Fund at the beginning of each month. The performance for the MSCI World Index for the period October 1, 1993 to December 31, 2002 was 4.64% and for the period January 1, 1999 to December 31, 2002 was -7.79%. Index performance assumes reinvestment of dividends and distributions.

Management Discussion of Global Fund's Performance - Set forth below is management's discussion of Global Fund's performance for the one-year period ended September 30, 2002. The discussion is followed by a line graph comparing a hypothetical investment of $10,000 in the Global Fund to its benchmark index, the MSCI World Index.

The Security Global Fund declined 14.04% for the 12-month period ended September 30, 2002, outperforming the benchmark MSCI World Index, which returned -19.18% over the same period.1 The Fund's performance reflected the acute negativity that has characterized global markets over the past two and a half years. In that regard, it was a disappointing showing even though the Fund managed to outpace its benchmark. At times like these, some might be tempted to discard their investment discipline and take a more shortsighted view. However, as long-term investors, we remain committed to our investment process and are confident that we hold solid companies with above-average earnings potential.

A host of economic, business and political issues exerted significant influence on global markets during the period. In the United States, post-September 11 optimism soon turned to pessimism as investors recoiled in the face of a sluggish economic recovery, accounting and corporate governance scandals, earnings disappointments and the mounting possibility of war with Iraq. Europe, also mired in a sharp economic downturn, fared no better. While mirroring the slumping fortunes of the United States in the aftermath of the terrorist attacks, Europe's woes were exacerbated by severe summer floods, as well as limitations on individual European Union governments to inject fiscal stimulus into their sagging economies. The same held true in Japan, which experienced setbacks to government-advocated financial reforms, although late-period reports of new measures to offset deflation and stabilize the country's banking system gave reason for hope. Meanwhile, some of the better-performing markets during the period were those of Southeast Asia, whose strong exports, rising consumer credit and increased domestic demand proved advantageous. In contrast, Latin America confronted uncertainties surrounding Brazil, which struggled with high debt levels and concerns over the outcome of its upcoming presidential election.

It's important to point out that we invest in companies, not countries or regions. Although we are cognizant of external events within a given market, our focus is not on the events themselves, but rather their impact on the business prospects of existing and prospective holdings. In light of recent market conditions, which offer little in the way of near-term guidance, we maintained our "barbell strategy." This approach combines aggressive positions, such as technology stocks, with more defensive holdings, such as consumer product companies. Even though our aggressive holdings hurt the Fund during the period, we consider this positioning to be sound, given the range of possibilities regarding the scope and sustainability of an eventual economic recovery. The same can be said about our investment style, which we describe as "contrarian growth." Despite the challenges we have encountered in recent years, we know of no better way to capture the long-term growth potential of stocks. By looking closely at a company's profit margins, revenue streams and management strength, while at the same time focusing on bad news that can temporarily depress a stock's value, we have continued to uncover good companies in good businesses at good prices the world over.

All of the key indicators that drive stock prices, such as earnings, liquidity, and valuations, are now positive. Global earnings have slowly started to turn. Liquidity remains positive as interest rates continue to decline. And valuations, especially outside of the U.S. are now attractive relative to bonds. Although we will certainly approach the coming months with caution, we will continue our one world, one stock market point of view.

1   Performance figures are based on Class A shares and do not reflect deduction of the maximum sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.
Security Global Series vs. Morgan Stanley Capital International World Index

30,000
25,000
20,000
15,000
10,000
5,000
0
10/1/93
9/94
9/95
9/96
9/97
9/98
9/99
9/00
9/01
9/02

Global Series- MSCI World Index -

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $16,750. By comparison, the same $10,000 investment would have grown to $14,597 based on the MSCI World Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Additional information about Global Fund is included in the section, "More Information Regarding Global Fund."

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan - The Reorganization Plan provides for the transfer of all of the assets and liabilities of International Fund to Global Fund solely in exchange for Class A, B and C shares of Global Fund. International Fund will distribute the shares of Global Fund received in the exchange to its shareholders, and then International Fund will be liquidated.

After the Reorganization, each shareholder of International Fund will own shares in Global Fund having an aggregate value equal to the aggregate value of shares of International Fund held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A, B and C shares of International Fund will receive shares of the corresponding class of Global Fund. In the interest of economy and convenience, shares of Global Fund will not be represented by physical certificates.

Until the Closing, shareholders of International Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Global Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the International Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Reasons for the Reorganization - The Funds have similar investment objectives, strategies and risks. Because International Fund may invest in similar types of securities as Global Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Global Fund, which should benefit shareholders of the Funds by spreading costs across a larger, combined asset base, and which would allow shareholders of International Fund to continue to participate in a professionally managed portfolio at a significantly lower level of operating expenses. Also, a larger Global Fund offers the potential benefit of a more diversified portfolio of securities and may improve trading efficiency. Based upon these, and such other considerations as deemed appropriate, the Board of Directors of Security Equity Fund determined that the Funds should be reorganized.

The proposed Reorganization was presented to the Board of Directors of Security Equity Fund for consideration and approval at a meeting held on May 2, 2003. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Security Equity Fund, determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

Board Considerations - The Board of Directors of Security Equity Fund, in recommending the proposed transaction, considered a number of factors, including the following:
1.

expense ratios and information regarding fees and expenses of International Fund and Global Fund, which indicate that current shareholders of International Fund will benefit from the Reorganization by getting a comparable investment that is more viable and lower cost than their current investment;

2.

The Reorganization would allow shareholders of International Fund to continue to participate in a professionally-managed portfolio which consists in part of foreign equity securities. As Class A, B and C shareholders of Global Fund, these shareholders would continue to be able to exchange into other mutual funds in the Security Funds complex that offer the same class of shares in which a shareholder is currently invested;

3.	the Reorganization would not dilute the interests of either Funds' current shareholders;
4.	the stronger relative investment performance and comparable risks of Global Fund as compared to International Fund;
5.	the similarity of Global Fund's investment objectives, policies and restrictions to those of International Fund and the fact that the Funds are somewhat duplicative within the overall group of funds;
6.	elimination of duplication of costs and inefficiencies of having two similar Funds; and
7.	the tax-free nature of the Reorganization to each Fund and its shareholders.

The Board of Directors of Security Equity Fund recommends that shareholders of International Fund approve the Reorganization.

Tax Considerations - The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the International Fund nor the Global Fund nor their Shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the International Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the International Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the International Fund's shareholders.

As of March 31, 2003, International Fund had accumulated capital loss carryforwards in the amount of approximately $2,116,521. After the Reorganization, these losses will be available to Global Fund to offset its capital gains, although the amount of these losses which may offset Global Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Global Fund may not be able to use these losses as rapidly as International Fund might have, and part of these losses may not be useable at all. The ability of Global Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of International Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of Global Fund.

Expenses of the Reorganization - The Investment Manager will bear one-third, and each Fund will bear one-third, of the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Global Fund's registration statement, printing and distributing Global Fund's prospectus and International Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization - Each of the Funds is a series of Security Equity Fund, a Kansas corporation registered as an open-end management investment company. Security Equity Fund is governed by a Board of Directors, which consists of six directors.

Distributor - Security Distributors, Inc. (the "Distributor"), whose address is One Security Benefit Place, Topeka, Kansas 66636-0001, is the principal distributor for the Funds.

Dividends and Other Distributions - Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Plan is approved by shareholders of International Fund, then as soon as practicable before the Closing, International Fund will pay its shareholders a cash distribution of all undistributed 2003 net investment income and undistributed realized net capital gains.

Capitalization - The following table shows on an unaudited basis the capitalization of each Fund as of March 31, 2003 and on a pro forma basis as of March 31, 2003, giving effect to the Reorganization:

Global Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Class A	$34,445,104	$8.86	3,889,511
Class B	13,014,917	8.31	1,566,807
Class C	3,810,744	8.50	448,501
International Fund
Class A	$3,244,766	$5.08	638,151
Class B	1,622,366	4.94	328,512
Class C	1,764,092	4.96	355,742
Pro Forma Global Fund including International Fund
Class A	$37,689,870	$8.86	4,255,403
Class B	14,637,283	8.31	1,762,096
Class C	5,574,836	8.50	656,087

Full pro forma financial statements are available by requesting the Statement of Additional Information.

Additional Risk Disclosures - Set forth below are additional risk considerations for the Series. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the Security Equity Fund prospectus and Statement of Additional Information each dated February 1, 2003, as supplemented July 7, 2003.

Convertible Securities and Warrants - The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

High Yield Securities - Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's or sub-adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

Hybrid Instruments - Each Fund may invest in hybrid instruments. Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Fund may not be successful.

Swaps, Caps, Floors and Collars - Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. To the extent a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

When-Issued Securities and Forward Commitment Contracts - The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss. Each Fund may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

Shares of Other Investment Companies - A Fund's investment in shares of other investment companies may not exceed immediately after purchase 10% of the Fund's total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

Borrowing - Borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending - For purposes of realizing additional income, the Funds may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager, or the relevant sub-adviser, to be of good standing and will not be made unless, in the judgment of the Investment Manager, or the relevant sub-adviser, the consideration to be earned from such loans would justify the risk.

Cash Reserves - Cash reserves maintained by a Fund may include domestic or foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Funds may establish and maintain reserves as the Investment Manager or relevant sub-adviser believes is advisable to facilitate the Funds' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

GENERAL INFORMATION

Solicitation of Proxies - Proxies are being solicited at the request of the Board of Directors of Security Equity Fund. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures beginning on or about September 1, 2003. Shareholders of International Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Security Management and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with International Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the meeting of International Fund shareholders in person may vote by ballot at the meeting, thereby canceling any proxy previously given. However, attendance in person at the meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of Security Equity Fund that may be presented at the meeting.

Voting Rights - Shares of the Fund entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Shareholders of International Fund at the close of business on August 4, 2003 (the "Record Date") will be entitled to vote at the meeting with respect to their shares owned as of that Record Date. As of the Record Date, _______________ shares of the International Fund were outstanding and entitled to vote.

Approval of the Reorganization with respect to International Fund requires the affirmative vote of a "majority of the outstanding voting securities" of International Fund entitled to vote on the proposal, which means the vote of 67% or more of the shares of the International Fund that are present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the International Fund, whichever is less. The International Fund must have a quorum to conduct its business at the meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares of the Fund present and entitled to vote, in person or by proxy, may adjourn the meeting from time to time until a quorum shall be present.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the meeting for purposes of calculating the vote on any matter. As a result, assuming the presence of a quorum, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the meeting, the Fund expects that broker/dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners.

[To the knowledge of Security Equity Fund, as of the Record Date, neither the Directors, individually, nor the officers and Directors of Security Equity Fund, as a group, beneficially owned 1% or more of the outstanding shares of either Fund.]

Appendix B hereto lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of International Fund.

Other Matters to Come Before the Meeting - The Funds do not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals - The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Funds' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting or to be submitted to shareholders of the Funds.

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Information about the Funds - Security Equity Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov which contains other information about the Funds.

Reports to Shareholders - The Investment Manager will furnish, without charge, a copy of the most recent annual report and semi-annual report regarding the Funds upon request. Requests for such reports should be directed to Security Management at One Security Benefit Place, Topeka, KS 66636-0001 or at (800) 888-2461.

In order that the presence of a quorum at the meetings may be assured, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Amy J. Lee
Secretary

September 1, 2003
One Security Benefit Place
Topeka, KS 66636-0001

MORE INFORMATION REGARDING GLOBAL FUND

Shareholder Guide

This Proxy Statement/Prospectus relates to the three separate classes of Global Fund: Class A, Class B and Class C, each of which represents an identical interest in the Global Fund's investment portfolio, but is offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Global Fund shares issued to you in the Reorganization will be the same as those that applied to the International Fund shares held by you immediately prior to the Reorganization, and the period that you held the International Fund shares will be included in the holding period of the Global Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Global Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

Shares of the Global Fund will be available through broker/dealers, banks, and other financial intermediaries that have an agreement with Security Distributors, Inc. (the "Distributor"). A broker/dealer or other financial intermediary may charge fees in connection with an investment in Global Fund. Global Fund shares purchased directly from Global Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under "Class A Shares."

The different classes of Global Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution fees for each class. The minimum initial investment is $100. Subsequent investments must be at least $100 (or $20 under an Accumulation Plan). Global Fund reserves the right to reject any order to purchase shares in whole or in part.

Global Fund does not issue certificates; all Fund shares are issued in non-certificate form.

Class A Shares - Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at Global Fund's net asset value per share (NAV), plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." Global Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open. An order for Class A shares is priced at the NAV next calculated after the order is received and accepted by Global Fund, plus the sales charge.

Amount of Order	Sales Charge
	As a Percentage of Offering Price	As a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 or more*	None	None

*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a contingent deferred sales charge of 1.00% if redeemed within one year following purchase. The contingent deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a contingent deferred sales charge are redeemed first.

Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of Global Fund alone or in combination with Class A shares of other portfolios of the Security Funds' complex.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (as these terms are explained below), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code.

Rights of Accumulation - To reduce sales charges on purchases of Class A shares of Global Fund, a Purchaser may combine all previous purchases of Global Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of Global Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

Statement of Intention - A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of Global Fund, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by Global Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from Global Fund.

Reinstatement Privilege - Shareholders who redeem their Class A shares of Global Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by Global Fund or the Security Funds, as appropriate.

Purchases at Net Asset Value - Class A shares of Global Fund may be purchased at net asset value by (1) directors, officers and employees of Global Fund, Global Fund' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of Global Fund.

Class A shares of Global Fund may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of Global Fund may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

Class A Distribution Plan - Security Equity Fund has adopted a Class A Distribution Plan that allows Global Fund to pay distribution and service fees to Global Fund's Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution and service fee is equal to 0.25% of the average daily net assets, on an annual basis, of Global Fund's Class A shares. Because the distribution and service fees are paid out of Global Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B Shares - Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at Global Fund's NAV next calculated after the order is received and accepted by Global Fund. Global Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:
Number of Years Since Purchase	Deferred Sales Charge
1	5%
2	4%
3	3%
4	3%
5	2%
6 and more	0%

The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge."

Class B Distribution Plan - Global Fund has adopted a Class B Distribution Plan that allows Global Fund to pay distribution and service fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 1.00% of the average daily net assets, on an annual basis, of Global Fund's Class B shares. Because the distribution and service fees are paid out of Global Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution and service fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

Class C Shares - Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at Global Fund's NAV next calculated after the order is received and accepted by Global Fund. Global Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge," below.

Class C Distribution Plan - Global Fund has adopted a Class C Distribution Plan that allows Global Fund to pay distribution and service fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 1.00% of the average daily net assets, on an annual basis, of Global Fund's Class C shares. Because the distribution and service fees are paid out of Global Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Brokerage Enhancement Plan - The Board of Directors of Security Equity Fund, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act) of Security Equity Fund and have no direct or indirect financial interest in the operation of the Plan (as defined below) or in any agreement related to the Plan ("Independent Directors"), have voted pursuant to the provisions of Rule 12b-1 under the Investment Company Act to adopt a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing Security Equity Fund's brokerage commissions, to the extent available, to promote the sale and distribution of Security Equity Fund's shares. To date, the Plan has not been implemented.

Under the Plan, Security Equity Fund may direct the Investment Manager or its sub-adviser to use certain broker-dealers for securities transactions, subject to the obligation to seek best execution. These broker-dealers have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of Security Equity Fund's shares, including:

  holding or participating in seminars and sales meetings promoting the sale of Security Equity Fund's shares paying marketing fees requested by broker-dealers who sell Security Equity Fund training sales personnel

  creating and mailing advertising and sales literature

  financing any other activity that is intended to result in the sale of Security Equity Fund's shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one fund of the Security Fund complex to be used for the benefit of other funds as well. The Plan is not expected to increase the brokerage costs of the funds.

Waiver of Deferred Sales Charge - The Distributor waives the deferred sales charge under the following circumstances:

  Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death;

  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased;

  In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code; and

  In connection with distributions from retirement plans qualified under Section 401(a), 401(k) or 403(b) of the Internal Revenue Code for:
  returns of excess contributions to the plan

  retirement of a participant in the plan

  a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

  financial hardship (as defined in regulations under the Code) of a participant in a plan termination of employment of a participant in a plan

  any other permissible withdrawal under the terms of the plan.

Confirmations and Statements - Global Fund will send you a confirmation statement after every transaction that affects your account balance or registration. However, certain automatic transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends. Each shareholder will receive a quarterly statement setting forth a summary of the transactions that occurred during the preceding quarter.

Determination of Net Asset Value - The NAV of Global Fund is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Global Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by Global Fund's Board of Directors. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, Global Fund may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, Global Fund's net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when Global Fund does not price its shares. Therefore, the NAV of Global Fund may change on days when shareholders will not be able to buy or sell shares of Global Fund.

Redeeming Shares - Shares of Global Fund will be redeemed at the NAV next determined after the order is received by the Funds' transfer agent, less any applicable deferred sales charge. Global Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open. Any share certificates representing Global Fund shares being sold must be returned with a request to redeem the shares.

Payment - Payments may be made by check. Redemption proceeds will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, Security Equity Fund will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions.

Management of the Fund

Investment Manager - Security Management Company, LLC (the "Investment Manager"), is a Kansas limited liability company. On December 31, 2002, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.3 billion. The Investment Manager has overall responsibility for the management of Global Fund. Security Equity Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide investment advisory, statistical and research services to Security Equity Fund's Funds, supervise and arrange for the purchase and sale of securities on behalf of Global Fund, and provide for the maintenance and compilation of records pertaining to the investment advisory function. The agreement with the Investment Manager can be terminated by the Board of Directors of Security Equity Fund upon 60 days' written notice. The investment management fee for Global Fund is equal to 1.00%, on an annual basis, of the average daily net assets of Global Fund. It is computed and accrued daily and paid monthly. For the fiscal year ended September 30, 2002, Global Fund paid investment management fees of $1,319,394 to the Investment Manager.

Parent Company and Distributor - The Investment Manager is controlled by its members, Security Benefit Life Insurance Company ("Security Benefit") and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit, One Security Benefit Place, Topeka, Kansas 66636-0001. Security Benefit, a life insurance company, is incorporated under the laws of Kansas. The Investment Manager is a direct, and the Distributor is an indirect, wholly-owned subsidiary of Security Benefit.

Administrative Agent - The Investment Manager also acts as the administrative agent for the Security Equity Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for Global Fund. For these services, the Investment Manager receives, on an annual basis, a fee of 0.045% of the average net assets of Global Fund, plus a global administration fee for Funds equal to the greater of 0.10% of its average net assets or $60,000, calculated daily and payable monthly.

The Investment Manager also acts as the transfer agent for Global Fund. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a fee of $1.00 per shareholder transaction.

Portfolio Transactions - The Investment Manager or sub-adviser will place orders to execute securities transactions that are designed to implement Global Fund's investment objectives and policies. The Investment Manager or sub-adviser uses its reasonable efforts to place all purchase and sale transactions with brokers and dealers ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, the Investment Manager or sub-adviser may consider brokerage and research services provided by a broker to the Investment Manager, the sub-adviser, or its affiliates, and Global Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager or sub-adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or sub-adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or sub-adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including Global Fund. In addition, the Investment Manager or sub-adviser also may consider a broker's sale of Global Fund shares if the Investment Manager or sub-adviser is satisfied that Global Fund would receive best execution of the transaction from that broker.

Securities held by Global Fund may also be held by other investment advisory clients of the Investment Manager or sub-adviser, including other investment companies. In addition, the Investment Manager's parent company, Security Benefit, may also hold some of the same securities as Global Fund. When selecting securities for purchase or sale for Global Fund, the Investment Manager or sub-adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the obligation to obtain best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager and each sub-adviser not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from Security Benefit) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in Global Fund's transaction, it is believed that the procedure generally contributes to better overall execution of Global Fund's portfolio transactions.

Dividends, Distributions and Taxes

Distributions and Dividends - Global Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Dividends and distributions will be reinvested in Global Fund, unless you instruct Security Equity Fund otherwise. There are no fees or sales charges on reinvestments.

Tax on Distributions - Global Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If Global Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year. In general, dividends and distributions from Global Fund are taxable as follows:
Type of distribution	Tax rate for 15% bracket	Tax rate for 28% bracket or above
Income dividends	Ordinary Income rate	Ordinary Income rate
Short-term capital gains	Ordinary Income rate	Ordinary Income rate
Long-term capital gains	10%	20%
Long-term capital gains (held for 5 years or more)	8%	18%

Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

Global Fund has "short-term capital gains" when it sells shares within 12 months after buying them. Global Fund has "long-term capital gains" when it sells investments that it has owned for more than 12 months.

Global Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

This is a brief summary of some of the tax laws that affect your investment in Global Fund. Please see Global Fund's Statement of Additional Information and your tax adviser for further information.

FINANCIAL HIGHLIGHTS FOR GLOBAL FUND
For a Share Outstanding Throughout Each Period

The financial highlights table is intended to help you understand the financial performance of Global Fund's Class A, B and C shares during the past five fiscal years, or the period since commencement of a class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The financial information for each of the five years in the period ended September 30, 2002 has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with Global Fund's financial statements, are included in the annual report, which is available upon request. This financial highlights table also include the financial performance of the Fund's Class A, B and C shares during the last six-month period from October 1, 2002 to March 31, 2003. This information has been derived from financial statements that have not been audited.
SECURITY GLOBAL FUND (Class A)
	Six-Month period ended March 31,	Fiscal year ended September 30
	2003(b)(g)	2002(b)(c)(e)	2001(b)	2000(b)	1999(b)	1998(b)
Per Share Data
Net asset value beginning of period	$ 9.49	$11.04	$18.86	$13.99	$11.23	$13.56
Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.05)	(0.08)	(0.11)	0.01	0.02
Net gain on securities (realized and unrealized)	(0.60)	(1.50)	(4.33)	6.47	3.71	(1.19)
Total from investment operations	(0.63)	(1.55)	(4.41)	6.36	3.72	(1.17)
Less Distributions
Dividends (from net investment income)	---	---	---	---	(0.01)	(0.09)
In excess of net investment income	---	---	---	---	(0.04)	---
Distributions (from realized gains)	---	---	(3.41)	(1.49)	(0.91)	(1.07)
Total distributions	---	---	(3.41)	(1.49)	(0.96)	(1.16)
Net asset value end of period	$ 8.86	$ 9.49	$11.04	$18.86	$13.99	$11.23
Total return (a)	(6.64)%	(14.04)%	(27.60)%	47.04%	34.39%	(8.47)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$34,445	$50,893	$48,089	$60,909	$28,292	$18,941
Ratio of expenses to average net assets	1.96%	1.85%	1.90%	1.92%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.66)%	(0.46)%	(0.57)%	(0.62)%	0.11%	0.15%
Portfolio turnover rate	67%	36%	38%	92%	141%	122%

SECURITY GLOBAL FUND (Class B)
	Six-Month period ended March 31,	Fiscal year ended September 30
	2003(b)(g)	2002(b)(c)(e)	2001(b)	2000(b)	1999(b)	1998(b)
Per Share Data
Net asset value beginning of period	$ 8.89	$10.38	$18.00	$13.45	$10.89	$13.22
Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.10)	(0.14)	(0.17)	(0.11)	(0.10)
Net gain on securities (realized and unrealized)	(0.56)	(1.39)	(4.07)	6.21	3.58	(1.16)
Total from investment operations	(0.58)	(1.49)	(4.21)	6.04	3.47	(1.26)
Less Distributions:
Dividends (from net investment income)	---	---	---	---	---	---
Distributions (from realized gains)	---	---	(3.41)	(1.49)	(0.91)	(1.07)
Total distributions	---	---	(3.41)	(1.49)	(0.91)	(1.07)
Net asset value end of period	$ 8.31	$ 8.89	$10.38	$18.00	$13.45	$10.89
Total return (a)	(6.52)%	(14.35)%	(27.86)%	46.53%	33.04%	(9.43)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$13,015	$19,021	$23,533	$30,951	$20,591	$12,619
Ratio of expenses to average net assets	1.71%	2.28%	2.39%	2.29%	3.00%	3.00%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.89)%	(1.07)%	(0.96)%	(0.87)%	(0.85)%
Portfolio turnover rate	67%	36%	38%	92%	141%	122%

SECURITY GLOBAL FUND (Class C)
	Six-Month period ended	Fiscal year ended September 30
	March 31, 2003(b)(g)	2002 (b)(c)(d)(e)	2001(b)	2000(b)	1999(b)(f)
Per Share Data
Net asset value beginning of period	$ 9.14	$10.72	$18.55	$13.90	$12.68
Income from Investment Operations:
Net investment income (loss)	(0.06)	(0.15)	(0.21)	(0.26)	(0.03)
Net gain (loss) on securities (realized and unrealized)	(0.58)	(1.43)	(4.21)	6.40	1.25
Total from investment operations	(0.64)	(1.58)	(4.42)	6.14	1.22
Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	---	(3.41)	(1.49)	---
Total distributions	---	---	(3.41)	(1.49)	---
Net asset value end of period	$ 8.50	$ 9.14	$10.72	$18.55	$13.90
Total return (a)	(7.00)%	(14.74)%	(28.20)%	45.67%	9.62%
Ratios/Supplemental Data
Net assets end of period (thousands)	$3,811	$4,076	$3,569	$2,691	$202
Ratio of expenses to average net assets	2.74%	2.74%	2.91%	2.92%	3.00%
Ratio of net investment income (loss) to average net assets	(1.37)%	(1.33)%	(1.57)%	(1.53)%	(0.49)%
Portfolio turnover rate	67%	36%	38%	92%	90%

(a)	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
(b)	Net investment income (loss) was computed using average shares outstanding throughout the period.
(c)

As required, effective October 1, 2001, the funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than one-half of a cent, decrease net realized and unrealized gains and losses per share by less than one-half of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(d)	The financial highlights for Class C shares exclude the historical financial highlights of the Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.
(e)	Effective May 1, 2002, the fee structure for Global Fund changed. Per share information reflects this change.
(f)	Class C Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized.
(g)	Unaudited figures for the six month period ended March 31, 2003. Percentage amounts for the period, except total return, have been annualized.

APPENDIX A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is adopted as of this 2nd day of May, 2003, by Security Equity Fund (the "Company") with its principal place of business at One Security Benefit, Topeka, Kansas 66636-0001, on behalf of its Security Global Fund (Global Fund) (the "Acquiring Fund"), a separate series of the Company and its Security International Fund (International Fund) (the "Acquired Fund"), another separate series of the Company.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, B and C voting shares ($0.25 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Company, on behalf of the Acquiring Fund and the Acquired Fund separately, hereby approves the Plan on the following terms and conditions:
1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND
1.1

Subject to the requisite approvals of the shareholders of the Acquired Fund and Acquiring Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, B and C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2

The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3

The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4

Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, B and C Acquiring Fund Shares to be so credited to Class A, B and C Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, B and C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, B and C Acquiring Fund Shares in connection with such exchange.

1.5

Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information..

1.6

Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION
2.1

The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange (NYSE) and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

2.2

The net asset value of a Class A, B and C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

2.3

The number of the Class A, B and C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, B and C shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4	All computations of value shall be made by the Acquiring Fund's designated record keeping agent.
3.	CLOSING AND CLOSING DATE
3.1

The Closing Date shall be October 3, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

3.2

The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

3.3

Security Management Company, LLC, as transfer agent for the Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, B and C shares owned by each such shareholder immediately prior to the Closing.

3.4

In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES
4.1	The Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
(a)

The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)

The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

(d)

The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)

The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(g)	The Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;
(h)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)

The financial statements of the Acquired Fund as of and for the year ended September 30, 2002 have been audited by Ernst & Young, LLP, independent auditors. Such statements are in accordance with accounting principles generally accepted in the United States ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

(j)

Since September 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)

On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)

For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)

All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)

The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o)

The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2	The Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
(a)

The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)

The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)

The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(g)

Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)

The financial statements of the Acquiring Fund as of and for the year ended September 30, 2002 have been audited by Ernst & Young LLP, independent auditors. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

(i)

Since September 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)

On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)

For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

(l)

All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)

The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n)

The Class A, B and C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

(o)

The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)

That insofar as it relates to Company or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
5.1

The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2

To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3

The Acquired Fund covenants that the Class A, B and C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4	The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.
5.5

Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6

As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, B and C Acquiring Fund Shares received at the Closing.

5.7

The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8

The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

5.9

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1

All representations and warranties of the Acquiring Fund and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2

The Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company and the Acquiring Fund on or before the Closing Date; and

6.3

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1

All representations and warranties of the Company and the Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2

The Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company or the Acquired Fund on or before the Closing Date;

7.3

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4

The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1

The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

8.2

On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3

All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4

The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5

Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES
9.1	The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2

The expenses relating to the proposed Reorganization will be paid one-third each by the Acquired Fund, the Acquiring Fund, and the investment adviser to the Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.	AMENDMENTS

This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of the Class A, B and C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
13.1	The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.
13.2	This Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.
13.3

This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

13.4

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund.

SECURITY EQUITY FUND
By:
Name:
Title:

APPENDIX B

As of ____________, 2003, the following persons owned beneficially or of record 5% or more of the outstanding shares of International Fund:
Name and Address	Class	% of International Fund before Reorganization	% of Global Fund after Reorganization

SPECIAL MEETING OF STOCKHOLDERS OF
INTERNATIONAL FUND OF SECURITY EQUITY FUND

September 30, 2003
9:30 AM local time

SECURITY BENEFIT GROUP BUILDING
One Security Benefit Place
Topeka, KS 66636-0001

There is enclosed a proxy form solicited by the Board of Directors of Security Equity Fund. Voting instructions will be voted as specified and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal. Any form of proxy that is executed and returned, nevertheless may be revoked prior to its use. All such proxies properly executed and received in time will be voted at the Meeting.

By order of the Board of Directors of
Security Equity Fund,
AMY J. LEE
Secretary

Topeka, Kansas
September 1, 2003

Security Benefit Group of Companies
One Security Benefit Place
Topeka, KS 66636-0001

                                                                                                                                        proxy
 -------------------------------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Special Meeting on August 20, 2002.

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated meeting, and at all adjournments thereof, all shares of

INTERNATIONAL FUND OF SECURITY EQUITY FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on September 30, 2003, at Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote "for" the following proposal. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" the proposal.Important: Stockholders who do not expect to be in person at the meeting are requested to mark, date, sign and return the enclosed proxy card(s) to the Fund, or otherwise vote their shares, as early as possible.  See reverse for voting instructions.

                                                                                                                                                            COMPANY #
                                                                                                                                                            CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK - EASY - IMMEDIATE
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on September 29, 2002.

  You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

  Follow the simple instructions the voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/company_symbol / - QUICK - EASY - IMMEDIATE

  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 29, 2003.

  You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to
The Security Benefit Group of Companies, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.
                                                 If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR the following proposal.

1.  To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the International Fund of Security Equity Fund (the "International Fund") by the Global Fund of Security Equity Fund (the "Global Fund") solely in exchange for shares of the Global Fund, followed by the complete liquidation of the International Fund.

[ ]For	[ ]Against	[ ]Abstain

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Address Change? Mark Box [ ] Indicate changes below:               Date -------------------------------------------------------------------------

                                                                                                                 Signature(s) in Box

 Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PART B
SECURITY EQUITY FUND

Statement of Additional Information
September 1, 2003

Acquisition of the Assets and Liabilities of Security Equity Fund, Security International Fund (the "International Fund") One Security Benefit Place Topeka, Kansas 66636-0001	By and in Exchange for Shares of Security Equity Fund, Security Global Fund (the "Global Fund") One Security Benefit Place Topeka, Kansas 66636-0001

This Statement of Additional Information is available to the shareholders of International Fund in connection with a proposed transaction whereby all of the assets and liabilities of International Fund will be transferred to Global Fund in exchange for shares of Global Fund.

This Statement of Additional Information of the Global Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:
1.	The Statement of Additional Information for Security Equity Fund dated February 1, 2003, as supplemented July 7, 2003; and
2.

The Financial Statements of International Fund and Global Fund as included in the Security Equity Fund's Annual Report filed for the year ended September 30, 2002 and as included in the Fund's Semi-Annual Report for the fiscal six-month period ended March 31, 2003.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated September 1, 2003 relating to the reorganization of the International Fund may be obtained, without charge, by writing to Security Management Company, LLC, at One Security Benefit Place, Topeka, Kansas 66636-0001 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro Forma Combined Statement of Assets and Liabilities
March 31, 2003
(Unaudited)

	International Series	Global Series	Pro Forma Adjustments		Combined Global Series
Assets

Investments, at value[1,3]	$ 7,967,556	$ 57,313,626			$ 65,281,182
Cash	231	---			231
Cash denominated in a foreign currency, at value[2]	10,496	184,365			194,861
Receivables:
Fund shares sold	---	6,220			6,220
Securities sold	---	469,613			469,613
Dividends	27,834	96,665			124,499
Foreign taxes recoverable	3,013	15,335			18,348
Prepaid expenses	27,789	28,324			56,113
Total assets	8,036,919	58,114,148	---		66,151,067

Liabilities
Unrealized depreciation on forward foreign exchange contracts	$ ---	$ 131,821			$ 131,821
Cash overdraft	---	543,659			543,659
Security Management Company	22,023	---			22,023
Payable for:
Securities loaned	1,302,189	5,548,070			6,850,259
Securities purchased		475,248			475,248
Fund shares redeemed	---	21,356			21,356
Management fees	6,361	44,099			50,460
Custodian fees	---	13,402			13,402
Transfer and administration fees	9,701	28,773			38,474
Professional fees	4,594	1,758			6,352
12b-1distribution plan fees	59,982	26,486			86,468
Other	845	8,711			9,556
Total liabilities	1,405,695	6,843,383	---		8,249,078
Net Assets	$ 6,631,224	$ 51,270,765	$ ---		$ 57,901,989

Net assets consist of:
Paid in capital	$11,378,390	$ 82,425,912			$ 93,804,302
Accumulated undistributed net investment income (loss)	(33,534)	(346,162)			(379,696)
Accumulated undistributed net realized gain (loss)on sale of investments, futures and foreign currency transactions	(3,554,610)	(17,475,390)			(21,030,000)
Net unrealized appreciation (depreciation) in value of investments, futures and translation of assets and liabilities in foreign currency	(1,159,022)	(13,333,595)			(14,492,617)
Total net assets	$ 6,631,224	$ 51,270,765	$ ---		$ 57,901,989

Class "A" Shares
Capital shares outstanding	638,151	3,889,511	(272,259)	(A)	4,255,403
Net assets	$ 3,244,766	$ 34,445,104			$ 37,689,870
Net asset value per share	$ 5.08	$ 8.86			$ 8.86
Offering price per share (net asset value divided by 94.25%)	$ 5.39	$ 9.40	$ ---		$ 9.40

Class "B" Shares
Capital shares outstanding	328,512	1,566,807	(133,223)	(A)	1,762,096
Net assets	$ 1,622,366	$ 13,014,917			$ 14,637,283
Net asset value per share	$ 4.94	$ 8.31			$ 8.31

Class "C" Shares
Capital shares outstanding	355,742	448,501	(148,156)	(A)	656,087
Net assets	$ 1,764,092	$ 3,810,744			$ 5,574,836
Net asset value per share	$ 4.96	$ 8.50			$ 8.50

1 Investments, at cost	$ 9,127,374	$ 70,517,066			$ 79,644,440
2 Cash denominated in a foreign currency, at cost	$ 10,459	$ 181,909			$ 192,368
3 Amount of securities loaned (at value) included in investments	$ 1,302,189	$ 5,548,070			$ 6,850,259
(A)Reflects new Global Series shares issued, net of retired shares of International Series

Pro Forma Combining Statement of Operations
For the Year Ended March 31, 2003
 (Unaudited)

	International Series	Global Series	Pro Forma Adjustments		Combined Global Series
Investment Income:
Dividends	$ 163,185	$ 1,149,092			$ 1,312,277
Securities lending	5,422	5,385			10,807
Interest	6,506	18,923			25,429
	175,113	1,173,400	---		1,348,513
Less: Foreign tax expense	(20,645)	(91,979)			(112,624)
Total investment income	154,468	1,081,421	---		1,235,889

Expenses:
Management fees	78,739	799,281	(7,158)	(A)	870,862
Custodian fees	55,483	84,612	(48,325)	(A)	91,770
Transfer/maintenance fees	11,798	165,365			177,163
Administration fees	74,221	105,232	(63,842)	(A)	115,611
Directors' fees	140	1,686			1,826
Professional fees	10,669	15,672	(10,000)	(A)	16,341
Reports to shareholders	---	16,721			16,721
Registration fees	34,253	11,947	(30,000)	(A)	16,200
Other expenses	662	2,310			2,972
12b-1 distribution plan fees - Class A	8,174	109,748			117,922
12b-1 distribution plan fees - Class B	17,779	---			17,779
12b-1 distribution plan fees - Class C	21,107	44,167			65,274
Total expenses	313,025	1,356,741	(159,325)		1,510,441
Less:Reimbursement of expenses - Class A	(47,215)		47,215	(A)	---
Reimbursement of expenses - Class B	(26,659)		26,659	(A)	---
Reimbursement of expenses - Class C	(32,439)		32,439	(A)	---
Net expenses	206,712	1,356,741	(53,012)		1,510,441
Net investment income (loss)	(52,244)	(275,320)	53,012		(274,552)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
Investments	(1,038,132)	(9,322,232)			(10,360,364)
Foreign currency transactions	(14,158)	1,280,424			1,266,266
Net realized loss	(1,052,290)	(8,041,808)	---		(9,094,098)

Net change in unrealized appreciation (depreciation) during the period on:
Investments	(1,393,691)	(19,297,101)			(20,690,792)
Translation of assets and liabilities in foreign currencies	72,686	(130,147)			(57,461)
Net unrealized depreciation)	(1,321,005)	(19,427,248)	---		(20,748,253)

Net loss	(2,373,295)	(27,469,056)	---		(29,842,351)
Net increase (decrease) in net assets resulting from operations	$(2,425,539)	$(27,744,376)	$ 53,012		$(30,116,903)

(A)  Reflects estimated reduction in expenses due to lower management, custodian and administration fees, larger net assets and greater economies of scale, and assumes the Global Series' fee structure was in effect for the year ended March 31, 2003.

Pro Forma Schedule of Investments
As of March 31, 2003
(Unaudited)

Principal Amount or Number of Shares				Market Value
International Series	Global Series	Combined Global Series		International Series	Global Series	Combined Global Series
			COMMON STOCKS
			Australia - 1.7%
13,960		13,960	Alumina, Ltd.	$34,503		34,503
10,775		10,775	APN News & Media, Ltd.	20,706		20,706
8,165	65,520	73,685	Australia & New Zealand Banking Group, Ltd.	88,469	709,916	798,385
3,180		3,180	BHP Billiton, Ltd.	17,833		17,833
12,555		12,555	Iluka Resources, Ltd.	30,424		30,424
19,965		19,965	Mayne Group, Ltd.	36,074		36,074
12,270		12,270	WMC Resources, Ltd.*	27,138		27,138
				255,147	709,916	965,063
			Bermuda - 0.3%
3,210		3,210	Ace, Ltd.	92,929		92,929
1,065		1,065	XL Capital, Ltd.	75,381		75,381
				168,310	---	168,310
			Brazil - 1.2%
	19,057	19,057	Companhia de Bebidas das Americas		316,346	316,346
	31,468	31,468	Empresa Brasileira de Aeronautica S.A. ADR		364,714	364,714
				---	681,060	681,060
			Canada - 2.9%
1,670		1,670	Alcan, Inc.	46,719		46,719
5,170		5,170	BCE, Inc.	94,898		94,898
	51,500	51,500	Bombardier, Inc. (Cl.B)		108,535	108,535
3,140		3,140	Celestica, Inc.*	35,777		35,777
	11,908	11,908	Encana Corporation		386,558	386,558
3,180	55,090	58,270	Husky Energy, Inc.	36,600	634,062	670,662
	12,573	12,573	Manulife Financial Corporation		300,446	300,446
3,715		3,715	Transcanada Pipelines, Ltd.	54,759		54,759
				268,753	1,429,601	1,698,354
			Finland - 0.3%
6,380		6,380	M-real Oyj (Cl. B)	44,695		44,695
8,850		8,850	Stora Enso Oyj	81,603		81,603
2,400		2,400	UPM-Kymmene Oyj	31,034 |		31,034
				157,332	---	157,332
			France - 6.3%
2,100	10,010	12,110	Aventis S.A.	92,188	439,429	531,617
5,340		5,340	Axa	63,048		63,048
2,510		2,510	Compagnie Generale des Establissements Michelin	69,021		69,021
	6,000	6,000	Essilor International, S.A.		233,015	233,015
	16,570	16,570	JC Decaux S.A.*		157,306	157,306
2,074		2,074	Pechiney S.A.	50,559		50,559
	24,244	24,244	Sanofi-Synthelabo S.A.		1,219,842	1,219,842
	7,920	7,920	Societe BIC S.A.		256,244	256,244
	14,810	14,810	Societe Generale		764,723	764,723
4,338		4,338	Suez S.A.	50,413		50,413
745	1,030	1,775	Total Fina Elf S.A.	94,301	130,377	224,678
1,220		1,220	Valeo S.A.	26,905		26,905
				446,435	3,200,936	3,647,371
			Germany - 3.9%
2,285		2,285	BASF AG	85,050		85,050
2,771		2,771	Bayer AG	37,766		37,766
8,236		8,236	Deutsche Post AG	81,693		81,693
2,596		2,596	E.on AG	107,022		107,022
	14,891	14,891	Fresenius AG		669,949	669,949
1,690		1,690	Gehe AG	62,516		62,516
470		470	Muenchener Rueckversicherungs-Gesellschaft AG	26,925		26,925
2,720	12,748	15,468	Volkswagen AG	86,667	406,190	492,857
	9,682	9,682	Wella AG		681,442	681,442
				487,639	1,757,581	2,245,220
			Hong Kong - 2.0%
12,419		12,419	Cheung Kong Holdings, Ltd.	68,787		68,787
9,790		9,790	HSBC Holdings plc	100,731		100,731
	293,400	293,400	Hong Kong & China Gas Company, Ltd.		361,133	361,133
14,082		14,082	Hutchison Whampoa, Ltd.	76,734		76,734
6,607		6,607	Swire Pacific, Ltd.	26,176		26,176
	169,991	169,991	Television Broadcasts, Ltd.		520,907	520,907
				272,428	882,040	1,154,468
			India - 3.4%
	172,800	172,800	Hindustan Lever, Ltd.		538,680	538,680
	64,250	64,250	Icici Bank, Ltd.		404,775	404,775
	8,400	8,400	Infosys Technologies, Ltd.		715,097	715,097
	228,800	228,800	Zee Telefilms, Ltd.		301,306	301,306
				---	1,959,858	1,959,858
			Israel - 0.2%
3,050		3,050	Check Point Software Technologies, Ltd.*	44,134		44,134
1,480		1,480	Teva Pharmaceutical Industries, Ltd. ADR	61,642		61,642
				105,776	---	105,776
			Italy - 1.0%
31,485		31,485	Banca Nazionale del Lavoro SpA*	39,716		39,716
9,569	19,900	29,469	Eni SpA	127,806	265,790	393,596
5,296		5,296	Riunione Adriatica di Sicurta SpA	65,823		65,823
9,200		9,200	Sanpaolo -IMI SpA	62,543		62,543
				295,888	265,790	561,678
			Japan - 8.9%
	23,700	23,700	Credit Saison Company, Ltd.**		408,724	408,724
21		21	East Japan Railway Company	91,735		91,735
	15,200	15,200	Eisai Company, Ltd.		280,081	280,081
13,750		13,750	Hitachi, Ltd.	47,889		47,889
	466	466	KDDI Corporation		1,375,443	1,375,443
	1,420	1,420	Keyence Corporation		219,622	219,622
10,750		10,750	Komatsu, Ltd.	39,526		39,526
12,750		12,750	NEC Corporation	42,041		42,041
	3,098	3,098	Nintendo Company, Ltd.		250,808	250,808
13,667		13,667	Nippon Express Company, Ltd.	54,862		54,862
23		23	Nippon Telegraph & Telephone Corporation	78,167		78,167
3,000		3,000	Nomura Holdings, Inc.	31,245		31,245
2,429		2,429	Ono Pharmaceutical Company, Ltd.	75,586		75,586
	4,000	4,000	Seven-Eleven Japan Company, Ltd.		105,583	105,583
	60,000	60,000	Sharp Corporation		592,005	592,005
	17,000	17,000	Shionogi & Company, Ltd.		230,241	230,241
	26,000	26,000	Shiseido Company, Ltd.		254,782	254,782
2,600	10,700	13,300	Sony Corporation	92,090	378,985	471,075
	8,000	8,000	Takeda Chemical Industries, Ltd.		298,870	298,870
	54,000	54,000	Toshiba Corporation*		142,537	142,537
	6,000	6,000	Trend Micro, Inc.*		84,247	84,247
				553,141	4,621,928	5,175,069
			Korea - 1.2%
1,802		1,802	Kookmin Bank	42,520		42,520
6,980		6,980	Korea Electric Power Corporation ADR	55,701		55,701
4,390		4,390	KT Corporation ADR	75,376		75,376
390		390	Posco	30,623		30,623
480		480	Samsung Electronics Company, Ltd.	108,669		108,669
	1,590	1,590	SK Telecom Company, Ltd.		193,926	193,926
	13200	13,200	SK Telecom Company, Ltd. ADR		179,784	179,784
				312,889	373,710	686,599
			Mexico - 1.9%
1		1	Cemex S.A. de C.V. ADR	17		17
	96,100	96,100	Fomento Economico Mexicano S.A. de C.V.		319,178	319,178
	129,500	129,500	Grupo Modelo, S.A. de C.V.		261,780	261,780
	15,564	15,564	Grupo Televisa S.A. ADR*		391,435	391,435
3,840		3,840	Telefonos de Mexico S.A. de C.V. ADR	114,125		114,125
				114,142	972,393	1,086,535
			Netherlands - 5.1%
	50,900	50,900	ABN Amro Holding N.V.		744,264	744,264
2,000		2,000	Akzo Nobel N.V.	39,763		39,763
590		590	IHC Caland N.V.	25,160		25,160
5,652		5,652	ING Groep N.V.	65,314		65,314
6,080	11,400	17,480	Koninklijke (Royal) Philips Electronics N.V.	95,471	179,007	274,478
	28,561	28,561	Qiagen N.V.*		165,179	165,179
	13,209	13,209	Royal Dutch Petroleum Company		538,267	538,267
2,490		2,490	Unilever N.V.	148,217		148,217
6,130	78,688	84,818	Wolters Kluwer N.V.	68,897	884,403	953,300
				442,822	2,511,120	2,953,942
			New Zealand - 0.2%
39,595		39,595	Telecom Corporation of New Zealand, Ltd.	99,176		99,176
			Norway - 0.5%
1,630		1,630	Norsk Hydro ASA	61,546		61,546
	105,300	105,300	Tandberg ASA*		265,546	265,546
				61,546	265,546	327,092
			Singapore - 1.2%
11,795		11,795	DBS Group Holdings, Ltd.	61,476		61,476
	64,729	64,729	Singapore Press Holdings, Ltd.		652,736	652,736
				61,476	652,736	714,212
			Spain - 1.1%
	31,372	31,372	Amadeus Global Travel Distribution S.A.		144,121	144,121
1,107		1,107	Banco Popular Espanol S.A.	47,835		47,835
6,250		6,250	Endesa S.A.	76,043		76,043
5,840		5,840	Iberdrola S.A.	95,143		95,143
8,180		8,180	Repsol YPF S.A.	118,002		118,002
14,663		14,663	Telefonica S.A.*	137,122		137,122
				474,145	144,121	618,266
			Sweden - 1.7%
2,880		2,880	Atlas Copco AB	56,894		56,894
2,420		2,420	Holmen AB (Cl. B)	56,369		56,369
15,990		15,990	Nordea AB ADR	70,142		70,142
	1,200,900	1,200,900	Telefonaktiebolaget LM Ericsson (Cl.B)*		750,655	750,655
4,820		4,820	Volvo AB (Cl. B)	85,554		85,554
				268,959	750,655	1,019,614
			Switzerland - 1.7%
2,580		2,580	Clariant AG	23,482		23,482
851		851	Nestle S.A.	168,443		168,443
	16,722	16,722	Novaratis AG		619,287	619,287
1,631		1,631	Swiss Re	80,014		80,014
1,359		1,359	Syngenta AG	61,944		61,944
1,642		1,642	UBS AG	69,862		69,862
				403,745	619,287	1,023,032
			United Kingdom - 14.4%
6,920	30,810	37,730	Amersham plc	44,928	200,035	244,963
	3,068	3,068	AstraZeneca plc		104,748	104,748
41,375		41,375	BAE Systems plc	73,247		73,247
11,151		11,151	BHP Billiton plc	55,874		55,874
	27,362	27,362	Boots Company plc		230,089	230,089
	16,467	16,467	BP plc ADR		635,461	635,461
23,605		23,605	British Airways plc*	38,711		38,711
31,880		31,880	Cable & Wireless plc	34,770		34,770
	131,647	131,647	Cadbury Schweppes plc		698,655	698,655
34,035		34,035	Chubb plc	31,337		31,337
48,500		48,500	Cookson Group plc*	13,607		13,607
	48,740	48,740	Diageo plc		499,995	499,995
	116,090	116,090	Dixons Group plc		156,432	156,432
18,335		18,335	Imperial Chemical Industries plc	26,735		26,735
52,950		52,950	Invensys plc	8,788		8,788
55,160		55,160	Kidde plc	57,545		57,545
11,780		11,780	Lloyds TSB Group plc	60,096		60,096
18,290		18,290	Marks & Spencer Group plc	81,671		81,671
	12,718	12,718	Oxford GlycoSciences plc*		36,587	36,587
	54,690	54,690	Pearson plc		416,020	416,020
	71,670	71,670	Reckitt Benckiser plc		1,173,634	1,173,634
	79,555	79,555	Reed Elsevier plc		567,126	567,126
	192,287	192,287	Rentokil Initial plc		527,333	527,333
	34,449	34,449	Royal Bank of Scotland Group plc		775,394	775,394
16,832		16,832	Shell Transport & Trading Company plc	101,700		101,700
7,570		7,570	Shire Pharmaceuticals Group plc*	46,097		46,097
	45,850	45,850	Smith & Nephew plc		280,470	280,470
6,740		6,740	Smiths Group plc	68,449		68,449
	685,600	685,600	Vodafone Group plc		1,224,574	1,224,574
8,520		8,520	Wpp Group plc	46,058		46,058
				789,613	7,526,553	8,316,166
			United States - 36.7%
	16,690	16,690	Ace, Ltd.		483,175	483,175
	11,500	11,500	Affymetrix, Inc.*		299,000	299,000
	26,600	26,600	Amdocs, Ltd.*		353,248	353,248
	18,100	18,100	American Express Company		601,463	601,463
	13,500	13,500	Amgen, Inc.*		776,925	776,925
	16,800	16,800	Applera Corporation - Applied Biosystems Group		265,944	265,944
	31,659	31,659	Bank One Corporation		1,096,034	1,096,034
	230	230	Berkshire Hathaway, Inc. (Cl. B)*		491,510	491,510
	16,700	16,700	Broadcom Corporation*		206,245	206,245
	900	900	Burlington Resources, Inc.		42,939	42,939
	142,064	142,064	Cadence Design Systems, Inc.*		1,420,640	1,420,640
	7,783	7,783	ChevronTexaco Corporation		503,171	503,171
	74,671	74,671	Circuit City Stores, Inc.		388,289	388,289
	6,866	6,866	Citigroup, Inc.		236,534	236,534
	8,164	8,164	Electronic Arts, Inc.*		478,737	478,737
	7,800	7,800	Fannie Mae		509,730	509,730
	23,100	23,100	Gap, Inc.		334,719	334,719
	14,800	14,800	Gilead Sciences, Inc.*		621,452	621,452
	7,300	7,300	IDEC Pharmaceuticals Corporation*		251,259	251,259
	2,667	2,667	International Business Machines Corporation		209,173	209,173
	17,702	17,702	International Flavors & Fragrances, Inc.		550,355	550,355
	5,300	5,300	International Game Technology*		434,070	434,070
	229,300	229,300	JDS Uniphase Corporation*		653,505	653,505
	14,152	14,152	Johnson & Johnson		818,976	818,976
	8,000	8,000	Lockheed Martin Corporation		380,400	380,400
	10,200	10,200	MBNA Corporation		153,510	153,510
	39,100	39,100	Microsoft Corporation		946,611	946,611
	36,500	36,500	National Semiconductor Corporation*		621,960	621,960
	5,000	5,000	Northrop Gruman Corporation		429,000	429,000
	3,400	3,400	Oxford Health Plans, Inc.*		103,224	103,224
	19,638	19,638	Pfizer, Inc.		611,920	611,920
	41,120	41,120	Qualcomm, Inc.		1,482,787	1,482,787
	9,200	9,200	Quest Diagnostics, Inc.*		549,148	549,148
	10,800	10,800	RadioShack Corporation		240,732	240,732
	19,300	19,300	Raytheon Company		547,541	547,541
	32,300	32,300	Scientific-Atlanta, Inc.		443,802	443,802
	39,500	39,500	Sirius Satellite Radio, Inc.*		28,835	28,835
	1,146,796	1,146,796	Sirius Satellite Radio, Inc. PIPE*[1]		753,445	753,445
	29,762	29,762	Sybase, Inc.*		385,418	385,418
	2,400	2,400	Symantec Corporation*		94,032	94,032
	12,985	12,985	Synopsys, Inc.*		552,642	552,642
	11,400	11,400	Tyco International, Ltd.		146,604	146,604
	22,408	22,408	Wachovia Corporation		763,440	763,440
				---	21,262,144	21,262,144
			Total common stocks - 97.8%	6,039,362	50,586,975	56,626,337
			PREFERRED STOCKS
			Brazil - 0.7%
	48,065,354	48,065,354	Tele Norte Leste Participacoes S.A.		399,104	399,104
			Germany - 1.3%
	2,786	2,786	Porsche AG		779,477	779,477
			Total preferred stocks - 2.0%	---	1,178,581	1,178,581
			RIGHTS - 0.0%
			Spain
26		26	Telefonica SA	5		5
			MONEY MARKET MUTUAL FUND - 11.8%
$1,302,189	$5,548,070	$6,850,259	State Street Navigator Securities Lending Prime Portfolio[2]	1,302,189	5,548,070	6,850,259
			U.S. GOVERNMENT & AGENCIES - 1.1%
			Federal Home Loan Bank:
$626,000		$626,000	1.28% - 04-01-03	626,000		626,000
			Total investments - 112.7%	7,967,556	57,313,626	65,281,182
			Liabilities, Less cash and other assets - (12.7%)	(1,336,332)	(6,042,861)	(7,379,193)
			Total net assets - 100.0%	$6,631,224	$51,270,765	$57,901,989

The identified cost of investments owned at March 31, 2003 was the same for federal income tax and financial statement purposes.

*Non-income producing security

ADR (American Depositary Receipt)

1  PIPE-Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.

2  Securities purchased with cash proceeds from securities loans.

INVESTMENT CONCENTRATION

At March 31, 2003, investment concentration, by industry, was as follows:
	International Series	Global Series	Combined Global Series
Advertising	0.7%	0.3%	0.4%
Aerospace/Defense	1.1%	3.4%	3.1%
Airlines	0.6%	0.0%	0.1%
Automobiles	2.6%	2.3%	2.3%
Auto Parts & Supplies	0.4%	0.0%	0.1%
Banks & Credit	9.7%	10.3%	10.2%
Beverages	0.0%	2.7%	2.4%
Broadcast Media	0.0%	3.9%	3.5%
Chemicals	4.9%	0.0%	0.6%
Communications	0.0%	2.9%	2.6%
Computer Software	0.7%	7.3%	6.5%
Computer Systems	0.0%	1.5%	1.3%
Cosmetics	0.0%	1.8%	1.6%
Electric Utilities	3.4%	0.0%	0.4%
Electrical Equipment	0.0%	0.3%	0.2%
Electronics	6.8%	3.4%	3.8%
Entertainment	0.0%	1.7%	1.5%
Financial Services	3.5%	5.2%	5.0%
Food Processing	4.8%	0.0%	0.5%
Food Wholesalers	0.0%	1.4%	1.2%
Health Care	0.7%	10.2%	9.1%
Household Products	0.0%	3.4%	3.0%
Industrial Services	0.2%	0.0%	0.0%
Insurance	5.3%	1.2%	1.6%
Machinery	0.6%	0.0%	0.1%
Manufacturing	4.6%	1.5%	1.9%
Medical	0.5%	1.4%	1.3%
Metals & Minerals	4.0%	0.0%	0.5%
Miscellaneous	0.4%	0.0%	0.0%
Natural Gas	0.8%	1.5%	1.4%
Office Equipment	0.0%	0.5%	0.4%
Oil	7.2%	5.4%	5.6%
Paper & Forest Products	3.2%	0.0%	0.4%
Pharmaceuticals	5.1%	6.3%	6.1%
Publishing	1.4%	2.8%	2.7%
Real Estate Development	1.0%	0.0%	0.1%
Retail	1.2%	1.6%	1.6%
Semiconductors	0.0%	1.6%	1.4%
Services	2.5%	2.1%	2.1%
Steel	0.5%	0.0%	0.1%
Telecommunications	9.6%	12.6%	12.3%
Tire & Rubber	1.0%	0.0%	0.1%
Toys & Sporting Goods	0.0%	0.5%	0.4%
Transportation	2.2%	0.0%	0.3%
Money Market Mutual Fund	19.6%	10.8%	11.8%
U.S. Government & Agencies	9.4%	0.0%	1.1%
Liabilities, less cash & other assets	-20.2%	-11.8%	-12.7%
	100.0%	100.0%	100.0%

Annual Fund Operating Expenses
	Class A	Class B	Class C
Global Fund
Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.53%	0.53%	0.53%
Total annual fund operating expenses[2]	1.78%	2.53%	2.53%
International Fund
Management fee	1.10%	1.10%	1.10%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	2.88%	2.89%	2.90%
Total annual fund operating expenses	4.23%	4.99%	5.00%
Total waivers and reductions	1.73%	1.74%	1.75%
Total annual fund operating expenses with waivers and reductions[3]	2.50%	3.25%	3.25%
Pro Forma Global Fund including International Fund
Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.53%	0.53%	0.53%
Total annual fund operating expenses[2]	1.78%	2.53%	2.53%

1   The Funds have adopted a Brokerage Enhancement Plan under Rule 12b-1, but have not yet implemented the Plan. If the Brokerage Enhancement Plan is implemented, it is not expected that any amounts received by the Fund's distributor would exceed 0.05% of any Fund's average net assets. This additional amount is not reflected in the "Distribution (12b-1) fees" set forth in the table.
2   The expense information has been restated to reflect the Fund's current fees. Effective May 1, 2002, the Global Fund has in place a new investment advisory fee and a new Class A distribution fee.
3   The Investment Manager has contractually agreed with respect to the International Fund to limit the total annual expenses of the Fund to 2.25% of its average daily net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions, and 12b-1 fees.

Notes to Pro Forma Combining Financial Statements
(Unaudited)

Note 1: Basis of Combination - On May 2, 2003, the Board of Security Equity Fund approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of International Series, Global Series will acquire all the assets of the International Series subject to the liabilities of such Series, in exchange for a number of shares equal to the pro rata net assets of shares of the Global Series (the "Merger").

The Merger will be accounted for as a tax-free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at March 31, 2003. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the International Series and the Global Series at March 31, 2003. The unaudited pro forma statement of operations reflects the results of operations of the International Series and the Global Series for the year ended March 31, 2003 as if the combination had occurred at the beginning of the period. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for International Series and Global Series under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Global Series for pre-combination periods will not be restated. The surviving entity for accounting purposes will be the Global Series.

The pro forma portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

Note 2: Security Valuation - Valuations of International Series and Global Series' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

Note 3: Capital Shares - The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of International Series by Global Series as of March 31, 2003. The number of additional shares issued was calculated by dividing the net asset value of each Class of International Series by the respective Class net asset value per share of Global Series.

Note 4: Pro Forma Operating Adjustments - The accompanying pro forma statements of assets and liabilities reflect changes in fund shares as if the merger had taken place on March 31, 2003. International Series expenses were adjusted assuming Global Series' fee structure was in effect for the year ended March 31, 2003.

Note 5: Costs of Reorganization - The costs of the Reorganization are estimated at approximately $50,000 and are not included in the pro forma statement of operations since these costs are not reoccurring. These costs represent the estimated expense of all Series carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

International Series and the Global Series will distribute substantially all their investment income and any realized gains prior to the merger date.

PART C
OTHER INFORMATION

Item 15.Indemnification

A policy of insurance covering Security Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Article Tenth of Registrant's Articles of Incorporation provides in provides in relevant part as follows:

"(5) Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion of independent counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The indemnity provided herein shall, in the event of settlement of any such action, suit or proceeding, not exceed the costs and expenses (including attorneys' fees) which would reasonably have been incurred if such action, suit or proceeding had been litigated to a final conclusion. Such a determination by independent counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the officer or Director was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers and Directors may be entitled according to law."

Article Sixteenth of Registrant's Articles of Incorporation, as amended December 10, 1987, provides as follows:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A.	for any breach of his or her duty of loyalty to the corporation or to its stockholders;
B.	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
C.	for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or
D.	for any transaction from which the director derived an improper personal benefit."

Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part, as follows:

"Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which (s)he serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent person would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which (s)he had no reasonable grounds to disbelieve.

In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.Exhibits
(1)	Articles of Incorporation(a)
(2)	Bylaws(b)
(3)	Not Applicable
(4)	Form of Plan of Reorganization(c)
(5)	Certificate of Designation of Series and Classes of Common Stock(h)
(6)	Investment Management and Services Agreement(d)
(7)	(a)	Distribution Agreement(d)
	(b)	Class B Distribution Agreement(a)
	(c)	Class C Distribution Agreement(a)
	(d)	Underwriter-Dealer Agreement(e)
(8)	Not Applicable
(9)	Custodian Agreement - State Street(d)
(10)	(a)	Class A Distribution Plan(d)
	(b)	Class B Distribution Plan(a)
	(c)	Class C Distribution Plan(a)
)	(d)	Brokerage Enhancement Plan(a)
	(e)	Form of Shareholder Service Agreement(f)
(11)	Opinion of Counsel
(12)	Opinion and Consent of Counsel supporting tax matters and consequences(g)
(13)	Not Applicable
(14)	Consent of Independent Auditors
(15)	Not Applicable
(16)	Powers of attorney
(17)	Not Applicable
	(a)	Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 93 to Registration Statement No. 2-19458 on Form N-1A on November 15, 2002.
	(b)	Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 86 to Registration Statement No. 2-19458 on Form N-1A on November 29, 1999.
	(c)	See Appendix A to the Proxy Statement/Prospectus.
	(d)	Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 94 to Registration Statement No. 2-19458 on Form N-1A on January 14, 2003.
(e)

Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 90 to Registration Statement No. 90 to Registration Statement No. 2-19458 on Form N-1A on November 20, 2000.

	(f)	Incorporated herein by reference to the Exhibits filed with the Security Income Fund's Post-Effective Amendment No. 71 to Registration Statement No. 2-38414 on Form N-1A on January 11, 2002.
	(g)	To be filed by post-effective amendment.
	(h)	Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 89 to Registration Statement No. 2-19458 (filed May 1, 2000).

Item 17. Undertakings
1.

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.

The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka and State of Kansas on the 25th day of July, 2003.
SECURITY EQUITY FUND
By:	/s/ James R. Schmank
James R. Schmank
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
John D. Cleland Chairman of the Board and Director Donald A. Chubb, Jr. Director Penny A. Lumpkin Director Mark L. Morris, Jr. Director Maynard Oliverius Director	By:	/s/ JAMES R. SCHMANK
James R. Schmank, Director, President and as Attorney-In-Fact for the Directors Whose Names Appear Opposite
/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer (Principal Financial Officer)

EXHIBIT INDEX

(1)None

(2)None

(3)None

(4)None

(5)None

(6)None

(7)None

(8)None

(9)None

(10)None

(11)Opinion of Counsel

(12)To be filed by post-effective amendment.

(13)None

(14)Consent of Independent Auditors

(15)None

(16)Powers of Attorney

(17)None